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								Exhibit 99.1

			     CERTIFICATION PURSUANT TO
		    TITLE 18, UNITED STATES CODE, SECTION 1350,
			       AS ADOPTED PURSUANT TO
		   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Quarterly Report of Ohio Casualty Corporation on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dan R. Carmichael, Chief Executive Officer of the Company, certify, pursuant to Title18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

		(1)     The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

		(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



					      /s/Dan R. Carmichael
					      ----------------------------
					      Dan R. Carmichael
					      President and Chief Executive
					      Officer
					      November 14, 2002